Exhibit 10.1

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 1, 2019, is entered into by and among the Lenders (as defined below) signatory hereto, BANK OF AMERICA, N.A., as administrative agent and as security trustee for the Lenders (in such capacity, “Agent”), CALLAWAY GOLF COMPANY, a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”), OGIO INTERNATIONAL INC., a Utah corporation (“Ogio”), TRAVISMATHEW, LLC, a California limited liability company (“travisMathew” and together with Parent, Callaway Sales, Callaway Operations and Ogio, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England (registered number 02756321) (“U.K. Borrower” and together with the U.S. Borrowers and the Canadian Borrower, collectively, “Borrowers”), and the other Obligors party hereto.

RECITALS

A.    Borrowers, the other Obligors party thereto, Agent, and the financial institutions signatory thereto from time to time (each a “Lender” and collectively the “Lenders”) have previously entered into that certain Third Amended and Restated Loan and Security Agreement dated as of November 20, 2017 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B.    Obligors have requested that Agent and the Lenders amend the Loan Agreement, which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein.

C.    Obligors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any of the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Amendments to Loan Agreement.

(a)    The following definition is hereby added to Section 1.1 of the Loan Agreement in its proper alphabetical order:

“Third Amendment to Third Amended and Restated Effective Date: February 1, 2019.”

(b)    The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

Canadian Revolver Commitment: for any Canadian Lender, its obligation to make Canadian Revolver Loans and to participate in Canadian LC Obligations in the applicable Available Currencies up to the maximum principal amount shown on Schedule 1.1, or as hereafter determined pursuant to each Assignment and Acceptance to which it is a party, as such Canadian Revolver Commitment may be adjusted from time to time in accordance with the provisions of Sections 2.1.4 or 11.2 or the definition of “Maximum Canadian Facility Amount” in Section 1.1. “Canadian Revolver Commitments” means the aggregate amount of such commitments of all Canadian Lenders.

Maximum Canadian Facility Amount: on any date of determination, the lesser of (i) the Canadian Revolver Commitments on such date and (ii) (A) for the period beginning on the Third Amendment to Third Amended and Restated Effective Date through and including May 31, 2019, $15,000,000, and (B) at all other times, $25,000,000 (or, in each case, such lesser amount after giving effect to any reductions in the Commitments pursuant to and in accordance with Section 2.1.4); it being acknowledged and agreed that (1) at no time can the sum of the Maximum Canadian Facility Amount plus the Maximum U.S. Facility Amount plus the Maximum U.K. Facility Amount exceed the Maximum Facility Amount in effect at such time, and (2) the increase to the Maximum Canadian FacilityAmount pursuant to clause (ii)(B) above shall result in an increase of each Canadian Lender’s Canadian Revolver Commitment on a Pro Rata basis based on the amount of such increase.

Maximum U.K. Facility Amount: on any date of determination, the lesser of (i) the U.K. Revolver Commitments on such date and (ii) (A) for the period beginning on the Third Amendment to Third Amended and Restated Effective Date through and including May 31, 2019, $25,000,000, and (B) at all other times, $45,000,000 (or, in each case, such lesser amount after giving effect to any reductions in the Commitments pursuant to and in accordance with Section 2.1.4); it being acknowledged and agreed that (1) at no time can the sum of the Maximum Canadian Facility Amount plus the Maximum U.S. Facility Amount plus the Maximum U.K. Facility Amount exceed the Maximum Facility Amount in effect at such time, and (2) the increase to the Maximum U.K. FacilityAmount pursuant to clause (ii) above shall result in an increase of each U.K. Lender’s U.K. Revolver Commitment on a Pro Rata basis based on the amount of such increase.

Maximum U.S. Facility Amount: on any date of determination, the lesser of (i) the U.S. Revolver Commitments on such date and (ii) (A) for the period beginning on the Third Amendment to Third Amended and Restated Effective Date through and including May 31, 2019, $290,000,000, and (B) at all other times, $260,000,000 (or, in each case, such greater or lesser amount after giving effect to any reductions in the Commitments pursuant to and in accordance with Section 2.1.4 and increases in the Commitments pursuant to and in accordance with Section 2.1.7); it being acknowledged and agreed that (1) at no time can the sum of the Maximum U.S. Facility Amount plus the Maximum Canadian Facility Amount plus the Maximum U.K. Facility Amount exceed the Maximum Facility Amount in effect at such time, and (2) the decrease to the Maximum U.S. FacilityAmount pursuant to clause (ii)(B) above shall result in a decrease of each U.S. Lender’s U.S. Revolver Commitment on a Pro Rata basis based on the amount of such decrease.

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U.K. Revolver Commitment: for any U.K. Lender, its obligation to make U.K. Revolver Loans and to participate in U.K. LC Obligations, in the applicable Available Currencies, up to the maximum principal amount shown on Schedule 1.1, or as hereafter determined pursuant to each Assignment and Acceptance to which it is a party, as such U.K. Revolver Commitment may be adjusted from time to time in accordance with the provisions of Sections 2.1.4 or 11.2 or the definition of “Maximum U.K. Facility Amount” in Section 1.1. “U.K. Revolver Commitments” means the aggregate amount of such commitments of all U.K. Lenders.

U.S. Revolver Commitment: for any U.S. Lender, its obligation to make U.S. Revolver Loans and to participate in U.S. LC Obligations up to the maximum principal amount shown on Schedule 1.1, or as hereafter determined pursuant to each Assignment and Acceptance to which it is a party, as such U.S. Revolver Commitment may be adjusted from time to time in accordance with the provisions of Sections 2.1.4, 2.1.7, 11.2 or the definition of “Maximum U.S. Facility Amount” in Section 1.1. “U.S. Revolver Commitments” means the aggregate amount of such commitments of all U.S. Lenders.

(c)    The following sentence is hereby added at the end of Section 13.3.1 of the Loan Agreement:

“Notwithstanding anything contained herein to the contrary, no assignment may be made unless after giving effect thereto: (A) the percentage of each U.S. Lender’s U.S. Revolver Commitment to the aggregate amount of all U.S. Revolver Commitments equals the percentage of such Lender’s and such Lender’s Affiliates’: (1) Canadian Revolver Commitment to the aggregate amount of all Canadian Revolver Commitments, and (2) U.K. Revolver Commitments to the aggregate amount of all U.K. Revolver Commitments, (B) the percentage of each Canadian Lender’s Canadian Revolver Commitment to the aggregate amount of all Canadian Revolver Commitments equals the percentage of such Lender’s and such Lender’s Affiliates’: (1) U.S. Revolver Commitment to the aggregate amount of all U.S. Revolver Commitments, and (2) U.K. Revolver Commitment to the aggregate amount of all U.K. Revolver Commitments, and (C) the percentage of each U.K. Lender’s U.K. Revolver Commitment to the aggregate amount of all U.K. Revolver Commitments equals the percentage of such Lender’s and such Lender’s Affiliates’: (1) U.S. Revolver Commitment to the aggregate amount of all U.S. Revolver Commitments, and (2) Canadian Revolver Commitment to the aggregate amount of all Canadian Revolver Commitments.”

(d)    Schedule 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 of the Loan Agreement attached hereto as Exhibit A.

2.    Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

(a)    Amendment. Agent shall have received this Amendment, executed by Agent, each Obligor and the Lenders in a sufficient number of counterparts for distribution to all parties.

(b)    Representations and Warranties. The representations and warranties set forth herein must be true and correct.

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(c)    No Default. No event has occurred and is continuing that constitutes an Event of Default.

(d)    Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3.    Representations and Warranties. Each Obligor represents and warrants as follows:

(a)    Authority. Each Obligor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Obligor of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)    Enforceability. This Amendment has been duly executed and delivered by each Obligor. This Amendment and each Loan Document to which any Obligor is a party (as amended or modified hereby) is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and is in full force and effect.

(c)    Representations and Warranties. The representations and warranties contained in each Loan Document to which any Obligor is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)    Due Execution. The execution, delivery and performance of this Amendment are within the power of each Obligor, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Obligor.

(e)    No Default. No event has occurred and is continuing that constitutes an Event of Default.

4.    Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Section 5-1401 of the New York General Obligation Law and Federal laws relating to national banks). The consent to forum and judicial reference provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.

5.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

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6.    Reference to and Effect on the Loan Documents.

(a)    Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)    Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Obligors to Agent and the Lenders.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)    To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7.    Ratification. Each Obligor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof. Subject to and without limiting the foregoing, all security interests, pledges, assignments and other Liens and Guarantees previously granted by any Obligor pursuant to the Loan Documents are hereby reaffirmed, ratified, renewed and continued, and all such security interests, pledges, assignments and other Liens and Guarantees shall remain in full force and effect as security for the Obligations on and after the date hereof.

8.    Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Obligor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Obligor as against Agent or any Lender with respect to the Obligations.

9.    Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

OBLIGORS:

CALLAWAY GOLF COMPANY, a Delaware corporation

By:	/s/ Brian P. Lynch
Name:	Brian P. Lynch
Title:	Executive Vice President, Chief Financial Officer

CALLAWAY GOLF SALES COMPANY, a California corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Chief Financial Officer and Treasurer

CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Treasurer

CALLAWAY GOLF CANADA LTD.,
a Canada corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

CALLAWAY GOLF EUROPE LTD.,
a company organized under the laws of England and Wales

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

[Signature Page to Third Amendment to Third Amended and Restated Loan and Security Agreement]

CALLAWAY GOLF INTERACTIVE, INC. a Texas corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Chief Financial Officer

CALLAWAY GOLF INTERNATIONAL SALES COMPANY, a California corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	President

CALLAWAY GOLF EUROPEAN HOLDING COMPANY LIMITED,
a company limited by shares incorporated under the laws of England and Wales

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

By:	/s/ Steven Gluyas
Name:	Steven Gluyas
Title:	Director

OGIO INTERNATIONAL INC., a Utah corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Vice President and Treasurer

TRAVISMATHEW, LLC, a California limited liability company

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Treasurer

[Signature Page to Third Amendment to Third Amended and Restated Loan and Security Agreement]

AGENT AND LENDERS

BANK OF AMERICA, N.A., as Agent and as a U.S. Lender

By:	/s/ James Fallahay
Name:	James Fallahay
Title:	Senior Vice President

BANK OF AMERICA, N.A.
(acting through its Canada branch), as a Canadian Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

BANK OF AMERICA, N.A.
(acting through its London branch), as a U.K. Lender

By:	/s/ James Fallahay
Name:	James Fallahay
Title:	Senior Vice President

SUNTRUST BANK,
as a U.S. Lender, a Canadian Lender and a U.K. Lender

By:	/s/ Dan Clubb
Name:	Dan Clubb
Title:	Director

MUFG UNION BANK N.A.,
as a U.S. Lender, a Canadian Lender and a U.K. Lender

By:	/s/ Pete Ehlker
Name:	Pete Ehlker
Title:	Vice President

[Signature Page to Third Amendment to Third Amended and Restated Loan and Security Agreement]

JPMORGAN CHASE BANK, N.A.,
as a U.S. Lender,

By:	/s/ Marshall Trenckmann
Name:	Marshall Trenckmann
Title:	Executive Director

JPMORGAN CHASE BANK, N.A.,
TORONTO BRANCH,
as a Canadian Lender,

By:	/s/ Auggie Marchetti
Name:	Auggie Marchetti
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A.,
LONDON BRANCH,
as a U.K. Lender,

By:	/s/ Kennedy A. Capin
Name:	Kennedy A. Capin
Title:	Authorized Officer

[Signature Page to Third Amendment to Third Amended and Restated Loan and Security Agreement]

Exhibit A

Schedule 1.1 of the Loan Agreement

(see attached)